UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549

FORM 8‑K

CURRENT REPORT Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	October 16, 2017 (October 13, 2017)

Brookdale Senior Living Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-32641	20-3068069
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

111 Westwood Place, Suite 400, Brentwood, Tennessee		37027
(Address of principal executive offices)		(Zip Code)

Registrant's telephone number, including area code	(615) 221-2250

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Section 2 — Financial Information

Item 2.02     Results of Operations and Financial Condition.

On October 16, 2017, Brookdale Senior Living Inc. (the "Company") issued a press release announcing, among other things, its preliminary assessment of the financial impact of Hurricanes Harvey and Irma. A copy of the press release is furnished herewith as Exhibit 99.1.

The information furnished pursuant to this item (including the exhibit hereto) shall not be considered "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall it be incorporated by reference into any filing by the Company under the Securities Act of 1933, as amended, or under the Securities Exchange Act of 1934, as amended, unless the Company expressly sets forth by specific reference in such filing that such information is to be considered "filed" or incorporated by reference therein.

Section 5 — Corporate Governance and Management

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
(b)    On October 13, 2017, Labeed S. Diab provided notice to the Company that he will resign from his role as Chief Operating Officer of the Company effective October 28, 2017 to pursue another opportunity.

(c)    Upon Mr. Diab's departure, T. Andrew Smith, the Company's President and Chief Executive Officer, will assume the duties of principal operating officer until such time that the Company assigns the duties of principal operating officer to another individual. Information regarding Mr. Smith and his compensation arrangements may be found in the "Information Concerning Directors and Director Nominees" and "Compensation of Executive Officers" sections of the Company's most recent Proxy Statement on Schedule 14A, filed with the SEC on August 14, 2017, which is incorporated by reference in this Current Report on Form 8-K.

Section 9 - Financial Statements and Exhibits

Item 9.01     Financial Statements and Exhibits.

(d)    Exhibits

Exhibit No.	Exhibit
99.1	Press Release dated October 16, 2017

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

BROOKDALE SENIOR LIVING INC.

Date:	October 16, 2017	By:	/s/ Chad C. White
		Name:	Chad C. White
		Title:	Senior Vice President, General Counsel and Secretary